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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 28, 2003


               CWMBS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of March 1, 2003,
                providing for the issuance of the CHL Mortgage
                    Pass-Through Trust 2003-HYB2, Mortgage
                 Pass-Through Certificates, Series 2003-HYB2).



                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)




            Delaware                     333-103029             95-449516
----------------------------            ------------        -------------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)



                          4500 Park Granada
                        Calabasas, California           91302
                        ---------------------        ----------
                        (Address of Principal        (Zip Code)
                          Executive Offices)



Registrant's telephone number, including area code (818) 225-3000
                                                   --------------



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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.



                                                 By: /s/ Darren Bigby
                                                     ----------------
                                                 Darren Bigby
                                                 Vice President



Dated:  March 28, 2003

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                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1      Legality Opinion of Sidley Austin Brown & Wood
         LLP                                                              5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                        5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                               5


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